Investor Presentation Third Quarter 2020 Presenters: Michael DeCata, President & CEO Ronald Knutson, EVP & CFO © 2020 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

Lawson Products, Inc. "Safe Harbor" Statement under the Securities Litigation Reform Act of 1995: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. The terms “may,” “should,” “could,” “anticipate,” “believe,” “continues,” “estimate,” “expect,” “intend,” “objective,” “plan,” “potential,” “project” and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These statements are based on management’s current expectations, intentions or beliefs and are subject to a number of factors, assumptions and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences or that might otherwise impact the business include: failure to retain a talented workforce including productive sales representatives; the inability of management to successfully implement strategic initiatives; failure to manage change; the ability to adequately fund our operating and working capital needs through cash generated from operations; the ability to meet the covenant requirements of our line of credit; disruptions of the Company’s information and communication systems; the effect of general economic and market conditions; inventory obsolescence; work stoppages and other disruptions at transportation centers or shipping ports; changing customer demand and product mixes; increases in commodity prices; violations of environmental protection regulations; a negative outcome related to tax matters; and, all other factors discussed in the Company’s “Risk Factors” set forth in its Annual Report on Form 10-K for the year ended December 31, 2019 and in the Form 10-Q for the quarter ended September 30, 2020. The Company undertakes no obligation to update any such factors or to publicly announce the results of any revisions to any forward-looking statements contained herein whether as a result of new information, future events or otherwise. 2 © 2020 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

Lawson Products: At a Glance • Leading service based provider of consumables in MRO market • Serves industrial, commercial, institutional and government markets in all 50 states, Canada, Mexico, Puerto Rico and the Caribbean • Headquartered in Chicago, IL – Strategically located distribution centers – Workforce ~1,900 (~ 1,100 sales reps) • Supplies a comprehensive line of products to the MRO marketplace • VMI and private label drives high gross margins Fasteners Cutting Tools Chemicals Hydraulics Other 3 © 2020 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

Competitive Advantages and Differentiators What differentiates Lawson: • Service intensive “high touch” value proposition • Vendor managed inventory or “keep fill” • Deep product knowledge • Broad geographic sales and service coverage throughout the US and Canada • Leverage investments in sales team, facilities and technology to enable outstanding customer service • Lowest total cost 4 © 2020 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

Our Commitment to our 70,000+ Customers High touch service and technical expertise drives customer relationships Before After One Company, Zero Headaches Inventory Management Options Access to Industry Knowledge & Expertise • Comprehensivelineofproducts • LawsonManagedInventory • Productrecommendationsfrom your Lawson Representative • Hundredsofpre-builtassortments • Industrialvending • Applicationadvicefromourtest and application engineers • Unlimited sourcing of hard-to-find • Self-service inventory • Complimentary on-site safety & items management product usage training 5 © 2020 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

Customer and Product Profile Customer Mix (1) Product Mix Aftermarket Safety Automotive 6% Supplies Welding and 7% Metal Repair 1% Kent Bolt Supply Electrical Partsmaster Automotive 11% 10% 2% 15% Cutting Tools and Strategic Government Abrasives 13% 11% Other 13% 15% Other Specialty 1% Chemicals Regional 12% Accounts Fastening 47% Systems Fluid Power 23% 13% Retain over 90% of customer revenues from year to year (1) Partsmaster contributed 2% of total YTD sales as they were acquired in August. Partsmaster YTD sales including those prior to acquisition would account for approximately15% of Lawson’s total YTD sales on a pro forma basis. 6 © 2020 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

Partsmaster Acquisition What adds to • Very good strategic fit • Key statistics  Similar high touch, consumable MRO • $63 million annual sales provider • 16,000 customers  High quality VMI service to customers • 200 sales reps in US and Canada  Diverse, complimentary product • 40,000 SKUs portfolio • DC located in Greenville, TX  Private label products • Acquisition details • Acquired in August 2020 • Purchase price of $35.3 million cash and additional assumed liabilities • $2.3 million paid at closing; additional $33.0 million to be paid in May 2021 7 © 2020 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

COVID-19 Impact Ever-Changing Environment Limited Bright-Lines Coming Out: Current Flexibility Nimble Decision-Making • Customer Environment: loyalty • Lawson • Strong deemed an financial essential position business • Engaged • Distribution team network members- operating company • Sales team trust proactively • Confidence reaching out • Safety of our team members • Significant cost reductions to protect of suppliers to customers • Stronger • Corporate earnings and cash position supply chain team working • Support and retention of team members • Enhanced remotely • Strong leadership-commitment to coming business out and ongoing communication continuity • Continuation of customer relationships • Stronger- • Service to our customers through supply more agile chain 8 © 2020 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

Financial Highlights for Third Quarter 2020 • Sales increased 25.1% compared to • Significant Actions in Q2 2020 Response to COVID-19 • Includes $5.4 million from Partsmaster  Provided team members with acquisition PPE to ensure safety • MRO at 93% of pre-COVID runrates  Eliminated non-critical travel • Sequential growth achieved each  Temporarily consolidated month of the quarter Suwanee DC into McCook’s capacity  Salary actions taken • Adjusted EBITDA of $9.3 million  Furloughed employees • Improvement of $3.1 million over Q2  Eliminated various performance • 10.4%ofsales incentive plans • Controlled costs  Eliminated non-critical capital  Extension of vendor terms  Bring back costs as business • Key trends conditions warrant  Ended quarter with $17.2 million in cash on hand  Ended quarter with $66.0 million in available borrowing capacity 9 © 2020 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

Historical Financial Performance Recent sales growth and earnings expansion providing financial flexibility Consolidated Revenues Adjusted Reg G EBITDA $400,000 $40,000 $35,000 $350,000 $30,000 $25,000 $300,000 $20,000 $15,000 $250,000 $10,000 $5,000 $200,000 $0 2015 2016 2017 2018 2019 TTM 2015 2016 2017 2018 2019 TTM 9/30/20 9/30/20 Net Cash/(Debt) Quarterly Adjusted Reg G EBITDA $15,000 $12,000 2019 $10,000 $10,000 2020 2019 2020 $5,000 2018 $8,000 2019 2018 2019 $0 2020 (1) $6,000 -$5,000 2018 2018 $4,000 -$10,000 -$15,000 $2,000 -$20,000 $0 (1) Includes sellers debt for acquisition Q1 Q2 Q3 Q4 10 © 2020 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

Capital Allocation Priorities • $17.2 million cash on hand and no outstanding borrowings under our credit Maintain Strong agreement at the end of Q3 Balance Sheet • Outstanding debt of $32.5 million at end of Q3 related to Partsmaster acquisition; scheduled to be paid in May 2021 • Increased our borrowing capacity to $100.0 million (additional $50.0 million Reinvest for Growth accordion) with our new borrowing agreement in late 2019 • Capital expenditures expected to be approximately $2.0 - $3.0 million in 2020 • Growth initiatives: add new reps and increase sales rep productivity • Closed Partsmaster acquisition in August 2020 Pursue • Closed Screw Products Inc. acquisition in October 2018 Disciplined M&A • Closed Bolt Supply House acquisition in October 2017 • Share repurchase to offset award dilution; opportunistic purchases Return Capital • $7.5 million stock repurchase program announced on May 16, 2019; $4.5 million remaining 11 © 2020 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

Lawson Growth Strategy Sales Growth Driven By New Sales Sales Rep Acquisitions Reps Productivity Foundational Support ERP Network Sales Lean Six Website Optimization Transformation Sigma 12 © 2020 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

2020 Focus: Actions Across the Value Chain Driving Growth Add New Sales Reps and Drive Rep Productivity Customer Product Sales Process / Sourcing / Service / Order Management / DC Operations Sales Reps Purchasing Entry Pricing • Increase sales rep • Reduction of • Leverage vendor • Reduce cycle time • Supplier count cycle times drop-ship • Refine “Pull” negotiation • Onboarding • Order pad programs strategy process process/training • Consolidation of • Fleet maintenance • Freight • Vendor metrics • Sales shipments focus enhancements • Electronic Management • Sales service reps • Pricing • Minimize communication dashboard enhancements backorders • EDI with • Website • Improve service customers levels • Forecasting tool Information Technology – Integration of Web and SAP Lean Six Sigma 13 © 2020 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

ogrSlsRpTnr rvsRpProductivity Rep Drives Tenure Rep Sales Longer Number Of Sales Reps 100 150 200 250 300 350 50 0 2Ms r.3-5Ys 0Ys 0Yrs. 10 > Yrs. 10 - 5 Yrs. 5 - 3 Yrs. 2 - 1 Mos. 12 < eueWt asn(so 9/30/20) of (as Lawson With Tenure ubro Reps of Number 14 vrg nulSales Annual Average 00Lwo rdcs n.Alrgt eevd ofdnilMtra,Rpouto,I hl ri at Prohibited. Part, in or Whole In Reproduction, Material, Confidential reserved. rights All Inc. Products, Lawson 2020 © $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 Average Annual Sales

Lawson Products: Poised for Growth • Leverage Current Infrastructure • Continued Sales Growth • Foundational Investments Completed • Operational Excellence • Large Fragmented Market 15 © 2020 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

For More Information Contact: Ronald J. Knutson EVP, CFO Investor Relations (773) 304-5665 ron.knutson@lawsonproducts.com And see our Website at http://www.lawsonproducts.com/company-info/investor-relations.jsp 16 © 2020 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

Appendices 17 © 2020 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

Significant Activities Appendix P-1 August 2011 Implemented SAP October 2011 Commenced construction of new McCook, Ill distribution center May 2012 Relocated corporate headquarters June 2012 Restructured senior team. Announced $20M cost savings plan Transitioned packaging facility to McCook, Ill distribution center August 2012 Entered into new five-year $40M credit facility Announced new CEO and President, Michael G. DeCata October 2012 Consolidated Vernon Hills distribution center into McCook, Ill November 2012 Rolled out new website to existing web customers December 2012 Completed transition of U.S. independent agents to employees April 2013 Roll-out of new website to new web customers April/May 2013 McCook DC begins to ship customer orders November 2013 Entered into sub-lease of headquarters space to generate $2.9M of future cash savings December 2013 Ended year with over 800 sales reps – First increase in 8 years February 2014 Closed on Automatic Screw Machine Products sale for net proceeds of $12.1M June 2014 Entered into sale-leaseback of Reno distribution facility for net proceeds of $8.3M December 2014 Ended year with over 900 sales reps February 2015 Held North American sales meeting September 2015 Completed West Coast Fasteners acquisition March 2016 Completed Perfect Products of Michigan acquisition May 2016 Completed F. B. Feeney acquisition June 2016 Expanded sales team to over 1,000 sales reps September 2016 Extended credit facitlity to August, 2020 November 2016 Completed Mattic Industries acquisition March 2017 Consolidated Fairfield, NJ distribution operations into McCook, Ill and Suwanee, GA May 2017 Sold Fairfield, NJ distribution center for a gain of $5.4M October 2017 Completed Bolt Supply House acquisition April 2018 Opened MRO distribution center in Calgary, Canada October 2018 Completed Screw Products acquisition and added Bolt Supply branch June 2019 Achieved Q2 9.8% adjusted EBITDA September 2019 Achieved Q3 10.9% adjusted EBITDA; hired VP, M&A October 2019 Entered into new five-year $100M credit facility, with additional $50 million accordion feature August 2020 Completed Partsmaster acquisition 18 © 2020 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

Appendix P-2 Regulation G – GAAP Reconciliation Non GAAP Reconciliation of Adjusted EBITDA to Sales Percentage The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, the Company's management believes that certain non-GAAP financial measures may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. Management believes that these non-GAAP financial measures can provide additional meaningful reflection of underlying trends of the business because they provide a comparison of historical information that excludes certain non-operational, non-recurring or intermittently recurring items that impact the overall comparability. See the table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for quarterly adjusted EBITDA as a percentage of net sales. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP. ($ in thousands) Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Net Sales $ 84,459 $ 90,382 $ 88,530 $ 86,266 $ 91,343 $ 96,097 $94,779 $88,566 $91,035 $72,146 $90,277 Operating Income (Loss) 1,837 5,554 (2,266) 4,085 5,544 1,623 6,446 (4,547) 18,638 569 2,001 Depreciation & Amortization 1,686 1,679 1,755 1,735 1,478 1,455 1,468 1,492 1,509 1,511 1,640 EBITDA 3,523 7,233 (511) 5,820 7,022 3,078 7,914 (3,055) 20,147 2,080 3,641 Excluded Costs Severance 628 64 31 126 27 1,485 30 214 (10,700) 3,187 4,746 Stock Based Compensation (Benefit) 970 87 7,637 (1,186) 408 4,839 2,374 10,167 7 1,025 488 Acquisition Related Costs - - 168 62 - - - - - - 473 Loss/(Gain) on Disposal of Property - - - - - - - - - - - Lease termination gain - (164) - - - - - - - - - Discontinued operation accrual - 529 - - - - - - - - - Building Impairment - - - 231 - - - - - - - Reg G Adjusted EBITDA $ 5,121 $ 7,749 $ 7,325 $ 5,053 $ 7,457 $ 9,402 $10,318 $ 7,326 $ 9,454 $ 6,292 $ 9,348 Adjusted EBITDA % of Sales 6.1% 8.6% 8.3% 5.9% 8.2% 9.8% 10.9% 8.3% 10.4% 8.7% 10.4% 19 © 2020 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

Consolidated Balance Sheet Appendix P-4 20 © 2020 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.